                                                                    EXHIBIT 23.2


                                 CONSENT


BOARD OF DIRECTORS AND SHAREHOLDERS
FOREST OIL CORPORATION:

     We hereby consent to the reference to our firm under the heading "Experts" in the registration statement on Form S-4 of Forest Oil Corporation for the registration of $75,000,000 principal amount of 8 3/4% Senior Subordinated Notes due 2007, Series 1998.


                                         RYDER SCOTT COMPANY
                                         PETROLEUM ENGINEERS


Houston, Texas
April 14, 1998